Exhibit 99.1

Contact:  Mark A. Steinkrauss, Vice President, Corporate Relations

(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations

(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

TDS REPORTS FOURTH-QUARTER AND YEAR-END 2006 OPERATING RESULTS

CHICAGO — June 19, 2007 — Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $1,124.7 million for the fourth quarter of 2006, up 10 percent from $1,023.1 million for the comparable period one year ago.  The company recorded operating income of $87.9 million during the quarter compared to $95.9 million for the fourth quarter of 2005.  Net loss available to common and diluted loss per share were $116.2 million and $1.00, respectively, compared to net income available to common and diluted earnings per share of $191.5 million and $1.65, respectively, for the comparable period one year ago.

TDS recorded a loss of $322.4 million in the fourth-quarter related to the fair value adjustment of derivative instruments compared to a gain of $238.4 in the fourth quarter of 2005.

For the full year, TDS reported operating revenues of $4,364.5 million, up 10 percent from $3,953 million, for the comparable period one year ago.  The company recorded operating income of $412.8 million for the year compared to $380.7 million, as restated, in 2005.  Net income available to common and diluted earnings per share were $161.6 million and $1.37, respectively, compared to net income available to common and diluted earnings per share of $647.5 million and $5.57, respectively, as restated, for the comparable period one year ago.

TDS recorded a loss of $299.5 million in 2006 related to the fair value adjustment of derivative instruments compared to a gain of $733.7 in 2005.

A company spokesman noted that the company continued to grow its customer base, revenues and profitability in 2006.  For the full year, U.S. Cellular added 297,000 net new retail customers bringing its total customer based to more than 5.8 million.  Fueled by the growth in DSL lines, TDS Telecom increased its total access line equivalents by 3 percent, to 1,213,500 (ILEC and CLEC combined).  TDS’ operating revenues grew 10 percent to $4.36 billion and operating income grew 8 percent to $412.8 million.

TDS completed the restatement of prior period results announced on April 23, 2007, which included the years ended Dec. 31, 2005 and 2004, including quarterly information for 2006 and 2005, and certain selected financial data for 2003 and 2002.  The restatement was required primarily to reflect step acquisition accounting for share repurchases by U.S. Cellular primarily in 2000 and 2001.  TDS will include the restatement in its Form 10-K for the year ended Dec. 31, 2006 that will be filed with the Securities and Exchange Commission (SEC) later today.

About TDS

TDS is a diversified telecommunications corporation founded in 1969. Through its business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless, local telephone and broadband services. As of March 31, 2007, the company employed 11,600 people and served 7.2 million customers/units in 36 states.

About U.S. Cellular

As of March 31, 2007, U.S. Cellular Corporation, the nation’s sixth-largest wireless service carrier, employed 8,000 associates and provided wireless service to 6 million customers in 26 states.  The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support, and a high-quality network.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which U.S. Cellular and TDS Telecom operate; changes due to industry consolidation; advances in telecommunications technology, including Voice over Internet Protocol; changes to access and pricing of unbundled network elements; changes in the state and federal telecommunications regulatory environment; changes in the value of assets; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate material weaknesses; pending and future litigation; acquisitions/ divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming rates and the mix of products and services offered in U.S. Cellular and TDS Telecom markets.  Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit the web sites at:

TDS:  www.teldta.com                                                                         TDS Telecom: www.tdstelecom.com

USM: www.uscellular.com

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
U.S. Cellular
Consolidated Markets:
Total population (000s) (1)	55,543	55,543	55,543	55,164	45,244
All customers -
Customer units	5,815,000	5,729,000	5,704,000	5,633,000	5,482,000
Gross customer unit activations	389,000	365,000	347,000	434,000	419,000
Net customer unit activations	86,000	25,000	48,000	151,000	125,000
Market penetration (1)	10.5%	10.3%	10.3%	10.2%	12.1%
Retail customers -
Customer units	5,225,000	5,127,000	5,099,000	5,029,000	4,927,000
Gross customer unit activations	375,000	353,000	331,000	380,000	392,000
Net customer unit activations	98,000	28,000	49,000	122,000	130,000

Cell sites in service	5,925	5,726	5,583	5,438	5,428
Average monthly revenue per unit (2)	$48.15	$47.93	$46.54	$46.17	$45.88
Retail service revenue per unit (2)	$42.21	$41.75	$40.92	$40.77	$40.19
Inbound roaming revenue per unit (2)	$2.34	$2.55	$2.28	$2.12	$2.31
Long-distance/other revenue per unit (2)	$3.60	$3.63	$3.34	$3.28	$3.38
Minutes of use (MOU) (3)	749	725	719	658	648
Postpay churn rate per month (4)	1.5%	1.6%	1.5%	1.5%	1.6%
Marketing cost per gross customer unit addition (5)	$511	$496	$503	$412	$501
Construction Expenditures (000s)	$158,400	$152,800	$151,400	$117,200	$197,400

(1)             Market penetration is calculated using 2005 Claritas population estimates for all periods of 2006 and 2004 Claritas estimates for all periods of 2005. “Total population” represents the total population of each of U.S. Cellular’s consolidated markets, regardless of whether the market has begun marketing operations. The 12/31/06, 9/30/06, 6/30/06 and 3/31/06 total population count includes the markets acquired in January 2006 by Carroll Wireless, L.P., a consolidated U.S. Cellular subsidiary, representing the licensed areas for which Carroll Wireless L.P. was the winning bidder in the Federal Communications Commission’s Auction 58 that concluded in February 2005. The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period.

(2)             Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$831,663	$821,820	$791,705	$769,222	$737,790
Components:
Retail service revenue during quarter	$729,072	$715,896	$696,079	$679,256	$646,271
Inbound roaming revenue during quarter	$40,354	$43,806	$38,745	$35,344	$37,184
Long-distance/other revenue during quarter	$62,237	$62,118	$56,881	$54,622	$54,335

Divided by average customers during quarter (000s)	5,757	5,716	5,670	5,554	5,360
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$48.15	$47.93	$46.54	$46.17	$45.88
Retail service revenue per unit	$42.21	$41.75	$40.92	$40.77	$40.19
Inbound roaming revenue per unit	$2.34	$2.55	$2.28	$2.12	$2.31
Long-distance/other revenue per unit	$3.60	$3.63	$3.34	$3.28	$3.38

(3)             Average monthly local minutes of use per customer (without roaming).

(4)             Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.

(5)             This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular’s web site, along with additional information related to U.S. Cellular’s fourth quarter results, at www.uscellular.com.

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
TDS Telecom
ILEC:
Access line equivalents (1)	757,300	752,100	747,500	742,300	735,300
Access lines	616,500	622,700	628,600	632,100	635,500
Dial-up Internet service accounts	77,100	82,200	86,800	90,800	90,700
Digital Subscriber Lines (DSL) customers	105,100	94,100	84,000	75,300	65,500
Long Distance customers	340,000	335,100	331,300	327,100	321,500
Construction Expenditures (000s)	$39,400	$27,000	$29,700	$17,100	$37,500
CLEC:
Access line equivalents (1)	456,200	452,900	450,900	449,200	448,600
Dial-up Internet service accounts	10,200	11,000	11,800	13,500	14,200
Percent of access lines on-switch	93.0%	92.6%	92.2%	91.7%	91.1%
Digital Subscriber Lines (DSL) customers	42,100	41,000	39,900	38,500	36,400
Construction Expenditures (000s)	$5,700	$4,500	$4,400	$2,700	$8,500

(1)             Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Three Months Ended December 31,

(Unaudited, dollars in thousands, except per share amounts)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Operating Revenues
U.S. Cellular	$902,119	$785,239	$116,880	14.9%
TDS Telecom	218,277	233,946	(15,669)	(6.7%)
All Other (1)	4,288	3,936	352	8.9%
	1,124,684	1,023,121	101,563	9.9%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	692,813	635,465	57,348	9.0%
Depreciation, amortization and accretion	145,661	128,243	17,418	13.6%
(Gain) on assets held for sale	—	(44,660)	44,660	N/M
	838,474	719,048	119,426	16.6%
TDS Telecom
Expenses excluding depreciation and amortization	151,881	149,215	2,666	1.8%
Depreciation and amortization	40,497	42,628	(2,131)	(5.0%)
	192,378	191,843	535	0.3%
All Other (1)
Expenses excluding depreciation and amortization	5,301	13,359	(8,058)	(60.3%)
Depreciation and amortization	622	692	(70)	(10.1%)
(Gain) on assets held for sale	—	2,235	(2,235)	N/M
	5,923	16,286	(10,363)	(63.6%)

Total Operating Expenses	1,036,775	927,177	109,598	11.8%
Operating Income (Loss)
U.S. Cellular	63,645	66,191	(2,546)	(3.8%)
TDS Telecom	25,899	42,103	(16,204)	(38.5%)
All Other (1)	(1,635)	(12,350)	10,715	86.8%
	87,909	95,944	(8,035)	(8.4%)
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	28,794	17,810	10,984	61.7%
Interest and dividend income	20,293	14,968	5,325	35.6%
Fair value adjustment of derivative instruments	(322,406)	238,434	(560,840)	N/M
Gain on investments	70,428	(6,754)	77,182	N/M
Interest (expense)	(57,358)	(55,781)	(1,577)	(2.8%)
Other income (expense)	(844)	4,743	(5,587)	N/M
	(261,093)	213,420	(474,513)	N/M
Income (Loss) Before Income Taxes and Minority Interest	(173,184)	309,364	(482,548)	N/M
Income tax expense	(68,787)	105,203	(173,990)	N/M
Income (Loss) Before Minority Interest	(104,397)	204,161	(308,558)	N/M
Minority share of income	(11,839)	(13,233)	1,394	10.5%
Income (Loss) From Continuing Operations	(116,236)	190,928	(307,164)	N/M
Discontinued Operations, net of tax	—	657	(657)	N/M
Net Income (Loss)	(116,236)	191,585	(307,821)	N/M
Preferred dividend requirement	(13)	(50)	37	N/M
Net Income (Loss) Available to Common	$(116,249)	$191,535	$(307,784)	N/M

Basic Weighted Average Common Shares Outstanding (000s)	116,335	115,531	804	0.7%
Basic Earnings (Loss) Per Share
Continuing Operations	$(1.00)	$1.65	$(2.65)	N/M
Discontinued Operations	—	0.01	(0.01)	N/M
	$(1.00)	$1.66	$(2.66)	N/M

Diluted Weighted Average Common Shares Outstanding (000s)	116,335	116,189	146	0.1%
Diluted Earnings (Loss) Per Share
Continuing Operations	$(1.00)	$1.64	$(2.64)	N/M
Discontinued Operations	—	0.01	(0.01)	N/M
	$(1.00)	$1.65	$(2.65)	N/M

(1) Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Year Ended December 31,

(Unaudited, dollars in thousands, except per share amounts)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Operating Revenues
U.S. Cellular	$3,473,155	$3,030,765	$442,390	14.6%
TDS Telecom	875,918	904,085	(28,167)	(3.1%)
All Other (1)	15,445	18,128	(2,683)	(14.8%)
	4,364,518	3,952,978	411,540	10.4%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	2,608,147	2,333,741	274,406	11.8%
Depreciation, amortization and accretion	575,112	510,487	64,625	12.7%
(Gain) on assets held for sale	—	(44,660)	44,660	N/M
	3,183,259	2,799,568	383,691	13.7%
TDS Telecom
Expenses excluding depreciation and amortization	587,450	577,744	9,706	1.7%
Depreciation and amortization	159,612	165,616	(6,004)	(3.6%)
	747,062	743,360	3,702	0.5%
All Other (1)
Expenses excluding depreciation and amortization	18,666	24,362	(5,696)	(23.4%)
Depreciation and amortization	2,754	2,755	(1)	N/M
(Gain) on assets held for sale	—	2,235	(2,235)	N/M
	21,420	29,352	(7,932)	(27.0%)

Total Operating Expenses	3,951,741	3,572,280	379,461	10.6%
Operating Income (Loss)
U.S. Cellular	289,896	231,197	58,699	25.4%
TDS Telecom	128,856	160,725	(31,869)	(19.8%)
All Other (1)	(5,975)	(11,224)	5,249	46.8%
	412,777	380,698	32,079	8.4%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	95,170	68,039	27,131	39.9%
Interest and dividend income	194,644	156,482	38,162	24.4%
Fair value adjustment of derivative instruments	(299,525)	733,728	(1,033,253)	N/M
Gain on investments	161,846	(6,254)	168,100	N/M
Interest (expense)	(234,543)	(216,021)	(18,522)	(8.6%)
Other (expense)	(7,031)	(9,537)	2,506	26.3%
	(89,439)	726,437	(815,876)	N/M
Income Before Income Taxes and Minority Interest	323,338	1,107,135	(783,797)	(70.8%)
Income tax expense	116,459	423,185	(306,726)	(72.5%)
Income Before Minority Interest	206,879	683,950	(477,071)	(69.8%)
Minority share of income	(45,120)	(37,207)	(7,913)	(21.3%)
Income (Loss) From Continuing Operations	161,759	646,743	(484,984)	(75.0%)
Discontinued Operations, net of tax	—	997	(997)	N/M
Net Income	161,759	647,740	(485,981)	(75.0%)
Preferred dividend requirement	(165)	(202)	37	N/M
Net Income Available to Common	$161,594	$647,538	$(485,944)	(75.0%)

Basic Weighted Average Common Shares Outstanding (000s)	115,904	115,296	608	0.5%
Basic Earnings (Loss) Per Share
Continuing Operations	$1.39	$5.61	$(4.22)	(75.2%)
Discontinued Operations	—	0.01	(0.01)	N/M
	$1.39	$5.62	$(4.23)	(75.3%)

Diluted Weighted Average Common Shares Outstanding (000s)	116,844	116,081	763	0.7%
Diluted Earnings (Loss) Per Share
Continuing Operations	$1.37	$5.56	$(4.19)	(75.4%)
Discontinued Operations	—	0.01	(0.01)	N/M
	$1.37	$5.57	$(4.20)	(75.4%)

(1) Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

		December 31,
	December 31,	2005
	2006	(as restated)
Current Assets
Cash and cash equivalents	$1,013,325	$1,095,791
Marketable equity securities	1,205,344	—
Accounts receivable from customers and other	520,167	489,460
Deferred income tax asset	—	13,438
Materials and supplies, at average cost	128,981	103,211
Other current assets	105,267	76,520
	2,973,084	1,778,420

Investments
Licenses	1,520,407	1,388,343
Goodwill	647,853	643,636
Customer lists	26,196	47,649
Marketable equity securities	1,585,286	2,531,690
Investments in unconsolidated entities	197,636	217,180
Other investments	11,073	12,274
	3,988,451	4,840,772

Property, Plant and Equipment, net
U.S. Cellular	2,628,848	2,553,029
TDS Telecom	920,350	945,854
Other	32,188	30,877
	3,581,386	3,529,760

Other Assets and Deferred Charges	56,593	55,830

Total Assets	$10,599,514	$10,204,782

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS’ EQUITY

		December 31,
	December 31,	2005
	2006	(as restated)
Current Liabilities
Current portion of long-term debt	$741,325	$237,948
Derivative Liability	359,970	—
Notes payable	35,000	135,000
Accounts payable	294,932	305,752
Customer deposits and deferred revenues	141,164	126,454
Accrued taxes	38,324	46,061
Accrued compensation	72,804	67,443
Deferred taxes	236,397	—
Other current liabilities	164,815	146,667
	2,084,731	1,065,325

Deferred Liabilities and Credits
Net deferred income tax liability	950,348	1,283,267
Derivative Liability	393,776	449,192
Other deferred liabilities and credits	369,045	298,306
	1,713,169	2,030,765

Long-term Debt	2,620,609	3,340,801

Minority Interest in Subsidiaries	609,722	546,833

Preferred Shares	863	3,863

Common Stockholders' Equity
Common Shares, $.01 par value	566	565
Special Common Shares, $.01 par value	629	629
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,992,597	1,961,200
Treasury Shares, at cost
Common Shares	(187,103)	(208,156)
Special Common Shares	(187,016)	(210,600)
Accumulated other comprehensive income	522,113	363,641
Retained earnings	1,428,570	1,309,852
	3,570,420	3,217,195

Total Liabilities and Stockholders' Equity	$10,599,514	$10,204,782

BALANCE SHEET HIGHLIGHTS

DECEMBER 31, 2006

(Unaudited, dollars in thousands)

		U.S.	TDS	TDS Corporate	Intercompany	TDS
		Cellular	Telecom	& Other	Eliminations	Consolidated
	Cash and cash equivalents	$32,912	$376,593	$603,820	$—	$1,013,325
	Affiliated cash investments	—	604,444	—	(604,444)	—
	Marketable equity securities	249,039	65,643	890,662	—	1,205,344
	Notes receivable—affiliates	—	—	284,582	(284,582)	—
		$281,951	$1,046,680	$1,779,064	$(889,026)	$2,218,669

	Licenses, goodwill and customer lists	$2,005,975	$401,452	$(212,971)	$—	$2,194,456
	Marketable equity securities	4,873	4,588	1,575,825	—	1,585,286
	Investment in unconsolidated entities	150,325	3,623	48,907	(5,219)	197,636
	Other investments	4,541	3,157	3,375	—	11,073
		$2,165,714	$412,820	$1,415,136	$(5,219)	$3,988,451

	Property, Plant and Equipment, net	$2,628,848	$920,350	$32,188	$—	$3,581,386

Notes payable:	external	$35,000	$—	$—	$—	$35,000
	cash management	—	—	604,444	(604,444)	—
	intercompany	—	284,582	—	(284,582)	—
		$35,000	$284,582	$604,444	$(889,026)	$35,000

	Forward contracts:
	Current portion	$159,856	$41,182	$537,370	$—	$738,408
	Non-current portion	—	—	987,301	—	987,301
	Total	$159,856	$41,182	$1,524,671	$—	$1,725,709

	Long-term Debt:
	Current portion	$—	$424	$2,493	$—	$2,917
	Non-current portion	1,001,839	3,652	627,817	—	1,633,308
	Total	$1,001,839	$4,076	$630,310	$—	$1,636,225

	Preferred Shares	$—	$—	$863	$—	$863

	Construction expenditures:
	Quarter ended 12/31/06	$158,407	$45,050	$2,391		$205,848
	Year ended 12/31/06	$579,785	$130,434	$12,239		$722,458

TDS Telecom Highlights

Three Months Ended December 31,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2006	2005	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$49,155	$51,821	$(2,666)	(5.1)%
Network access and long-distance	85,305	98,285	(12,980)	(13.2)%
Miscellaneous	25,837	24,827	1,010	4.1%
	160,297	174,933	(14,636)	(8.4)%
Operating Expenses
Network operations	50,099	48,246	1,853	3.8%
Customer operations	21,355	23,687	(2,332)	(9.8)%
Corporate expenses	29,438	27,587	1,851	6.7%
Depreciation and amortization	34,785	34,013	772	2.3%
	135,677	133,533	2,144	1.6%

Operating Income	$24,620	$41,400	$(16,780)	(40.5)%

Competitive Local Exchange Carrier Operations
Revenues	$59,205	$60,129	$(924)	(1.5)%

Expenses excluding depreciation and amortization	52,214	50,811	1,403	2.8%
Depreciation and amortization	5,712	8,615	(2,903)	(33.7)%
	57,926	59,426	(1,500)	(2.5)%

Operating Income	$1,279	$703	$576	81.9%

Intercompany revenues	$(1,225)	$(1,116)	$(109)	N/M
Intercompany expenses	(1,225)	(1,116)	(109)	N/M
	—	—	—

Total TDS Telecom Operating Income	$25,899	$42,103	$(16,204)	(38.5)%

N/M - Percentage change not meaningful.

TDS Telecom Highlights

Year Ended December 31,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2006	2005	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$200,213	$202,021	$(1,808)	N/M
Network access and long-distance	352,299	373,737	(21,438)	(5.7)%
Miscellaneous	93,013	93,966	(953)	(1.0)%
	645,525	669,724	(24,199)	(3.6)%
Operating Expenses
Network operations	191,932	177,252	14,680	8.3%
Customer operations	77,655	92,460	(14,805)	(16.0)%
Corporate expenses	110,574	95,901	14,673	15.3%
Depreciation and amortization	135,370	135,178	192	N/M
	515,531	500,791	14,740	2.9%

Operating Income	$129,994	$168,933	$(38,939)	(23.0)%

Competitive Local Exchange Carrier Operations
Revenues	$235,804	$239,341	$(3,537)	(1.5)%

Expenses excluding depreciation and amortization	212,700	217,111	(4,411)	(2.0)%
Depreciation and amortization	24,242	30,438	(6,196)	(20.4)%
	236,942	247,549	(10,607)	(4.3)%

Operating (Loss)	$(1,138)	$(8,208)	$7,070	86.1%

Intercompany revenues	$(5,411)	$(4,980)	$(431)	N/M
Intercompany expenses	(5,411)	(4,980)	(431)	N/M
	—	—	—

Total TDS Telecom Operating Income	$128,856	$160,725	$(31,869)	(19.8)%

N/M - Percentage change not meaningful.